UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2005

TRUE RELIGION APPAREL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-72802

(Commission File Number)

98-0352633

(IRS Employer Identification No.)

1525 Rio Vista Avenue, Los Angeles, CA 90023

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 323-266-3072

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 12, 2005 the board of directors of the Registrant passed a resolution cancelling the Registrant’s Bylaws in their entirety and replacing them with the Bylaws filed herewith as exhibit 3.1.

Item 9.01. Financial Statements and Exhibits

3.1    New Bylaws

D/JLM/712383.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE RELIGION APPAREL, INC.

/s/ Charles Lesser

Charles Lesser, CFO

Date: May 6, 2005

D/JLM/712383.1